United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: January 8, 2003

                        Commission File Number: 000-49701

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.

                                    formerly

                          GOALTIMER INTERNATIONAL, INC.

Colorado                                                              84-1159783
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

231  West  Jamison  Circle  #5,  Littleton  CO                             80120
(Address  of  principal  executive  offices                          (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (303)  734-0235

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. Please refer to Schedule 14C and 14F/14F-1/A filed in the last 60 days, and to Form 8-K dated December 13, 2002.

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On December 12, 2002, our shareholders approved the acquisition of Cyber Technology Group Holdings, Ltd., a British Virgin Islands Corporation, for 60,000,000 New Investment Shares of common stock, following the effectiveness of the most recent 11 to 1 Reverse
Split  of  our  common  stock.  The  closing  occurred  January  8,  2003.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM 5. OTHER EVENTS. On December 12, 2002, our shareholders approved the following proposals, each of which actions has been effected and finalized, as of closing:

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      1. To Authorize a change of the corporate name, to a substantially similar name to the name of Pacific Vegas Global Strategies, Inc., in the discretion of management.

      2. To Amend the Articles of Incorporation to increase the authorized capital from 100,000,000 shares of common stock, to 500,000,000 shares of common stock with no par value.

      3. To Amend the Articles of Incorporation to eliminate the requirement of 67 percent (of all shares entitled to vote) for approval for certain shareholder actions, an in place to require only a simple majority (of all shares entitled to vote).

      4. To Authorize a reverse split of the common stock, by which each 11 shares shall become one share; provided that no shareholder shall be reversed below 100 shares, and no shareholder owning less than 100 shares shall be reversed. Fractional shares will be rounded up to the next whole share.

     ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. As of November 13, 2002, Leland Watson, Sandra Watson and Josh Hayman resigned as Directors, having appointed attorney Luke C. Zouvas, our Special Securities Counsel, as Interim Sole Officer/Director, for the limited purpose of effecting the Plan of Share Exchange agreed to by the parties thereto. Raymond Chien Hua Chou has become the Sole Officer Director and President, pursuant to that Plan, pending appointment of additional directors. Please refer to our Schedule 14F-1/A of December 2, 2002 for more information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.
                     formerly GOALTIMER INTERNATIONAL, INC.

                                       by

Dated:  January  8,  2003



                                /s/Luke C. Zouvas
                                 Luke C. Zouvas
                   Retiring Sole Interim Officer and Director


                            /s/Raymond Chien Hua Chou
                             Raymond Chien Hua Chou
                          New Sole Officer and Director

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